UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 16, 2012

CHINA GENGSHENG MINERALS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-51527	91-0541437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People's Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant's Telephone Number, Including Area Code:

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 16, 2012, the Registrant issued a press release relating to its audited financial results for the fiscal year ended December 31, 2011. The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

Item 7.01. Regulation FD Disclosure.

On April 16, 2012, the Registrant issued a press release relating to its audited financial results for the fiscal year ended December 31, 2011. The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

The information contained in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein or in exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release dated April 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Dated: April 16, 2012	/s/ Shunqing Zhang
	Name:	Shunqing Zhang
	Title:	Chief Executive Officer